Investments In Joint Ventures and Associates - Summary of Fair Value of Identifiable Assets Acquired (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2023 MXN ($)	Dec. 31, 2023 USD ($)	Jan. 20, 2022 MXN ($)
Investments in subsidiaries, joint ventures and associates reported in separate financial statements [abstract]
Cash and cash equivalents	$ 1,597,759	$ 78,310
Inventories	6,918,473	339,091
Other current assets	131,661	6,453
Total current Assets	8,647,893	423,854
Property, Plant and Equipment	29,669,961	1,454,196	$ 29,669,961
Total identifiable net assets acquired	$ 38,317,854	$ 1,878,050